Exhibit 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 28, 2016 (this “Amendment”), is by and between (i) THE GYMBOREE CORPORATION, a Delaware corporation (the “Lead Borrower”) and (ii) BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

WHEREAS, the Lead Borrower, each other Borrower party thereto, Giraffe Intermediate B, Inc., a Delaware corporation, the other Facility Guarantors party thereto, the Administrative Agent, the lenders from time to time party thereto (the “Lenders”) and certain other parties are party to that certain Amended and Restated Credit Agreement, dated as of March 30, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated September 24, 2015 and by that certain Second Amendment to Amended and Restated Credit Agreement, dated April 22, 2016 (as so amended, the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by this Amendment, and as may be further amended, amended and restated, restated, supplemented, extended or otherwise modified and in effect from time to time is referred to herein as the “Credit Agreement”.

WHEREAS, Section 6.10 of the Existing Credit Agreement provides that the Lead Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Lead Borrower and the Administrative Agent will, and are authorized by the Lenders to, make any adjustments to the Existing Credit Agreement that are necessary to reflect such change in fiscal year.

WHEREAS, the Lead Borrower has provided written notice to the Administrative Agent that it intends to change its fiscal year from a period of twelve (12) consecutive months ending on the Saturday closest to January 31 of any calendar year to a period of twelve (12) consecutive months ending on the Saturday closest to July 31 of any calendar year (it being understand that the twenty-six (26) week period from January 31, 2016 to July 30, 2016 shall be a “Fiscal Year” as such term is defined in the Credit Agreement).

WHEREAS, such proposed change to the Lead Borrower’s “Fiscal Year” is reasonably acceptable to the Administrative Agent and, pursuant to Section 6.10 of the Existing Credit Agreement, the Lead Borrower and the Administrative Agent have been authorized by the Lenders to make any adjustments to the Existing Credit Agreement that are necessary to reflect such change in “Fiscal Year”.

WHEREAS, pursuant to Section 6.10 of the Existing Credit Agreement, the Lead Borrower has requested that the Administrative Agent make certain adjustments to the Existing Credit Agreement to reflect such change in “Fiscal Year”, and subject to the terms and conditions set forth herein, the Administrative Agent has agreed to make certain adjustments to the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Modifications to the Existing Credit Agreement.

(a) Amendments to the Existing Credit Agreement. Further to the authorization granted to the Lead Borrower and the Administrative Agent pursuant to Section 6.10 of the Credit Agreement, effective as of the Third Amendment Effective Date (as defined herein) the Existing Credit Agreement is hereby amended as follows, such that all of the newly inserted double underlined text (indicated textually in the same manner as the following example: double-underlined text) shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom:

(i) Section 1.01 is hereby amended by deleting the defined term “Fiscal Year” in its entirety and replacing it with the following:

“Fiscal Year” means ~~any~~(i) for any period up to and including January 30, 2016, each period of twelve (12) consecutive months ending on the Saturday closest to January 31 of each calendar year, (ii) the period of twenty-six (26) weeks beginning on January 31, 2016 and ending July 30, 2016 (the “Transitional Fiscal Year”) and (iii) thereafter, each period of twelve (12) consecutive months ending on the Saturday closest to ~~January~~July 31 of any calendar year.

(ii) Section 1.01 is hereby amended by inserting the following additional defined term in the appropriate alphabetical order:

“Transitional Fiscal Year” has the meaning set forth in the definition of Fiscal Year.

(iii) Sections 5.01(a), (b) and (c) are hereby deleted and replaced in their entirety by the following:

(a) (i) as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year of the Lead Borrower, a Consolidated balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related Consolidated statements of income or operations, stockholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Deloitte & Touche LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (except as may be required solely as a result of the impending maturity of any Indebtedness, provided that the exception with respect to the impending maturity of any Indebtedness set forth in this parenthetical shall only be effective (and may only be relied on by the Lead Borrower) to the extent that Section 6.01 of the Term Loan Agreement contains a corresponding exception with respect to the impending maturity of such Indebtedness); provided that, with respect to the Fiscal Year of the Lead Borrower ending July 30, 2016, in lieu of comparative financial statements for the previous Fiscal Year, the Lead Borrower shall deliver its unaudited Consolidated statements of income or operations and cash flows for the twenty-six week period ended August 1, 2015, and (ii) as soon as available, but within fifty (50) days of the end of each Fiscal Year of the Lead Borrower, a draft Consolidated balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Year and the related Consolidated statements of income or operations for such Fiscal Year and Consolidated statements of cash flows for such Fiscal Year, all in reasonable detail and certified by a Responsible Officer of the Lead Borrower as being prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such financial statements (it being acknowledged and agreed that (i) the audited financial statements delivered pursuant to clause (a)(i) herein may vary from such financial statements delivered in clause (a)(ii) herein and that such variations may be material, (ii) the Lead Borrower shall be required to update prior calculations of the trailing twelve month Consolidated EBITDA previously delivered with respect to any Fiscal Year, simultaneously with the delivery of the audited financial statements required under Section 5.01(a)(i) for such Fiscal Year by delivery of an updated EBITDA Certificate, and any such redetermination shall not, in and of itself, constitute a Default or Event of Default hereunder unless such redetermination gives rise to an independent Default or Event of Default, and (iii) all such financial statements and such certifications are subject to the confidentiality provisions of SECTION 9.08);

(b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of the Lead Borrower, a Consolidated balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Quarter, and the related (A) Consolidated statements of income or operations for such Fiscal Quarter and for the portion of the Fiscal Year then ended and (B) Consolidated statements of cash flows for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer of the Lead Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Lead Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided that, with respect to the Fiscal Quarters of the Lead Borrower ending October 29, 2016, January 28, 2017 and April 29, 2017, in lieu of comparative financial statements for the corresponding portion of the previous Fiscal Year, the Lead Borrower shall deliver its unaudited Consolidated statements of income or operations and cash flows for, respectively, the thirteen week period ending October 31, 2015, the twenty-six week period ending January 30, 2016 and the thirty-nine week period ending April 30, 2016;

(c) as soon as available, but in any event within thirty-five (35) days after the end of each of the first two (2) Fiscal Months of each Fiscal Quarter of the Lead Borrower, a consolidated balance sheet of the Lead Borrower and its Subsidiaries as at the end of such Fiscal Month, and the related (i) consolidated statements of income or operations for such Fiscal Month and for the portion of the Fiscal Year then ended and (ii) consolidated statements of cash flows for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding Fiscal Month of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer of the Lead Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Lead Borrower and its Subsidiaries; provided that, with respect to any Fiscal Month that occurs during the Fiscal Year of the Lead Borrower ending July 29, 2017 and with respect to which the Lead Borrower is required to deliver financial statements pursuant to this Section 5.01(c) (each, a “Relevant Fiscal Month”), in lieu of comparative financial statements for the corresponding Fiscal Month of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, the Lead Borrower shall deliver in comparative form the figures for the Fiscal Month ending on the date that is closest to the date that is one calendar year prior to the last date of each such Relevant Fiscal Month;

(iv) Section 6.10 is hereby deleted and replaced in its entirety by the following:

The Lead Borrower shall not, nor shall it permit any Restricted Subsidiary to, make any change in their Fiscal Year other than the changes in Fiscal Year described in clauses (ii) and (iii) of the definition thereof ~~(it being understood that the Lead Borrower’s fiscal year ends on the Saturday closest to January 31 of each year); provided, however, that the Lead Borrower may, upon written notice to the Administrative Agent, change its Fiscal Year to any other Fiscal Year reasonably acceptable to the Administrative Agent (which, in which case, the Lead Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in Fiscal Year~~.

(b) Additional Modifications to the Credit Agreement. With reference to the authorization granted to the Lead Borrower and the Administrative Agent pursuant to Section 6.10 of the Credit Agreement in connection with the change in Fiscal Year contemplated above, the Lead Borrower and the Administrative Agent hereby agree to the following modifications to the Credit Agreement: (i) the reference to “ten percent (10%)” contained in Section 6.05(l) of the Credit Agreement shall be deemed to be “five percent (5%)” for the Transitional Fiscal Year and (ii) the reference to “$10,000,000” contained in Section 6.06(e) of the Credit Agreement shall be deemed to be “$5,000,000” for the Transitional Fiscal Year.

§2. Representations and Warranties. The Loan Parties hereby represent and warrant to the Administrative Agent as of the date hereof as follows:

(a) The execution and delivery by each Loan Party of this Amendment and all other instruments and agreements required to be executed and delivered by it in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”), and the performance by each Loan Party of any of its obligations and agreements under the Amendment Documents, the Credit Agreement and the other Loan Documents, as amended hereby, (i) are within the such Loan Party’s corporate powers and have been duly authorized by all necessary corporate or other organizational action, and (ii) do not and will not (x) contravene the terms of any of such Person’s Organization Documents, (y) conflict with or result in any breach or contravention of, or the creation of (or requirement to create) any Lien (other than Liens permitted under Section 6.01 of the Credit Agreement) under or require any payment to be made under (I) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (II) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (z) violate any material Applicable Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (y)(I), to the extent that such conflict, breach, contravention or payment, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) Each of this Amendment, the other Amendment Documents, the Credit Agreement and the other Loan Documents, as amended hereby, has been duly executed and delivered by each Loan Party that is party thereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the other Amendment Documents, the Credit Agreement or any other Loan Documents, as amended hereby, or the consummation by the Loan Parties of the transactions among the parties contemplated hereby and thereby or referred to herein.

(d) The representations and warranties contained in the Credit Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date, which shall be true and correct in all material respects as of such earlier date, provided that any representation and warranty which is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(e) On the Third Amendment Effective Date, after giving effect to this Amendment and the transaction contemplated hereby, (i) no Default or Event of Default has occurred and is continuing and (ii) no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect has occurred since January 30, 2016.

§3. Effectiveness. This Amendment shall become effective as of the date first written above (the “Third Amendment Effective Date”) upon the satisfaction of each of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have each received all of the following, in each case, in form and substance satisfactory to the Administrative Agent:

(i) this Amendment duly executed and delivered by the Lead Borrower; and

(ii) (x) a copy of the certificate of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate as to the good standing of each Loan Party as of a recent date from such Secretary of State; (y) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Third Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Third Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of the Amendment and the other documents executed in connection therewith to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation of such Loan Party has not been amended since the date of the last amendment thereto or filing with respect thereto shown on the certified certificate of incorporation furnished pursuant to clause (x) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection with the Amendment on behalf of such Loan Party; and (z) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (y) above.

(b) Payment of Expenses. All Credit Party Expenses incurred by the Administrative Agent, including all reasonable fees and expenses of counsel thereto, to the extent invoices have been presented on or prior to the Third Amendment Effective Date, shall have been reimbursed or paid.

(c) No Default. On the Third Amendment Effective Date, after giving effect to this Amendment and the transaction contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

(d) No Material Adverse Effect. Since January 30, 2016, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(e) Representations and Warranties. On the Third Amendment Effective Date, after giving effect to this Amendment and the transaction contemplated hereby, the representations and warranties set forth in Section 2 of this Amendment shall be true and correct.

§4. Miscellaneous Provisions.

(a) Each of the Loan Parties hereby ratifies and confirms all of its Obligations to the Agents, the ABL Term Loan Agent, the Issuing Bank and the Lenders under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Revolving Credit Loans and other Credit Extensions, and hereby affirms its absolute and unconditional promise to pay to the Lenders, the Issuing Bank, the Agents and the ABL Term Loan Agent, as applicable, the Revolving Credit Loans, other Credit Extensions, reimbursement obligations and all other amounts due or to become due and payable to the Lenders, the Issuing Bank, the Agents and the ABL Term Loan Agent, as applicable, under the Credit Agreement and the other Loan Documents, as amended hereby, and it is the intent of the parties hereto that nothing contained herein shall constitute a novation or accord and satisfaction. Each of the Loan Parties hereby acknowledges and confirms that the Liens, pledges and security interests granted pursuant to the Security Documents and the other Loan Documents are and continue to be valid, enforceable and fully-perfected first priority Liens, pledges and security interests in the Collateral as security for the Obligations, in each case prior and superior in right to any other Person (subject only to (x) Permitted Encumbrances having priority under Applicable Law and (y) with respect to the Term Priority Collateral, the Intercreditor Agreement). Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

(b) The Lead Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys’ fees and expenses, of the Administrative Agent incurred in connection with this Amendment and the other Loan Documents.

(c) EACH PARTY HERETO HEREBY AGREES THAT THE PROVISIONS OF SECTION 9.14 AND SECTION 9.15 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT.

(d) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or by electronic .pdf copy of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

(e) The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

THE GYMBOREE CORPORATION, as Lead Borrower

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (cont.):

GYMBOREE MANUFACTURING, INC., as a Borrower

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

GYMBOREE OPERATIONS, INC., as a Borrower

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

GYMBOREE PLAY PROGRAMS, INC., as a Borrower

By:	/s/ Jessica Ross
Name:	Jessica Ross
Title:	Vice President, Corporate Controller and Assistant Secretary

GYMBOREE RETAIL STORES, INC., as a Borrower

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (cont.):

GYM-CARD, LLC, as a Borrower

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

GYM-MARK, INC., as a Borrower

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

S.C.C. WHOLESALE, INC., as a Borrower

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FACILITY GUARANTORS:

GIRAFFE INTERMEDIATE B, INC., as a Facility Guarantor

By:	/s/ Andrew North
Name:	Andrew North
Title:	Chief Financial Officer

[GYMBOREE - SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

[GYMBOREE - SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]